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                                                                   EXHIBIT 10(a)

                       THIRD AMENDMENT TO LOAN AGREEMENT

         THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Third Amendment") entered into this 14 day of August, 2001, by and among J. ALEXANDER'S CORPORATION (f/k/a VOLUNTEER CAPITAL CORPORATION), J. ALEXANDER'S RESTAURANTS, INC. (f/k/a TOTAL QUALITY MANAGEMENT, INC.), Tennessee corporations (collectively referred to as the "Borrower"), and BANK OF AMERICA, N.A., SUCCESSOR TO NATIONSBANK, N.A., SUCCESSOR TO NATIONSBANK OF TENNESSEE, N.A., a national banking association ("Lender").

                              W I T N E S S E T H

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated August 29, 1995, as amended by that Amendment to Loan Agreement dated March 27, 1998, and as further amended by that Second Amendment to Loan Agreement dated March 30, 2000 ("Loan Agreement"); and

         WHEREAS, Volunteer Capital Corporation has changed its name to J. Alexander's Corporation and Total Quality Management, Inc. has changed its name to J. Alexander's Restaurants, Inc.; and

         WHEREAS, Borrower and Lender desire to amend the Loan Agreement as provided herein; and

         NOW, THEREFORE, for the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. All capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement.

         2. Section 1.c. of the Loan Agreement is hereby deleted in its entirety and in lieu thereof shall read as follows:

                  "c.      Payments. Payment of all obligations arising under
         the Line of Credit shall be made as follows:

                           (1) Interest. Interest on the outstanding principal balance under the Line of Credit shall be paid in arrears on the first (1st) day of each month beginning on September 1, 2001.

                           (2) Voluntary Prepayment. Voluntary prepayments of principal or accrued interest may be made, in whole or in part, at any time without penalty.


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                           (3)      Mandatory Prepayment. Borrower must
                  immediately prepay any amount by which the principal balance of the Line of Credit exceeds $20,000,000.

                           (4) All Amounts Due. All remaining principal, interest and expenses outstanding under the Line of Credit shall become due July 1, 2002, unless the borrower exercises its option to extend for a seven (7) year term, in which case all remaining principle, interest and expenses outstanding under the Line of Credit shall become due July 1, 2009.

                           (5) Conversion to Term Loan. Subject to the provisions contained herein, Borrower has the option to convert this Line of Credit Note to a Term Note. Providing that Borrower is not then in default hereunder, Borrower may make a written election to convert the Line of Credit Note to a Term Note any time prior to July 1, 2002. The written election must be delivered to Payee at least thirty (30) days prior to the conversion date. After receipt of the election, Payee has sole discretion to determine what collateral will be required of Maker to provide security for the term loan. Payee will notify Maker whether or in what manner the term loan shall be securitized within fifteen (15) days after receiving the election. Upon conversion, there will be a conversion fee equal to one-quarter (1/4) of one percent (1%) of the then outstanding principal balance. The unpaid principal balance will then be repayable in eighty-four (84) equal monthly installments of principal with the first principal payment due thirty (30) days following the conversion date. Interest will continue to be paid monthly at the same time as the principal payment is due. Interest shall accrue on the Term Note at the Bank of America, N.A. Prime Rate, as it may change from time to time or the LIBOR Rate discussed above (subject to the restriction on the number of LIBOR borrowings discussed above) or at a fixed rate to be determined by Payee at the time of receiving the written election. Maker shall specify the interest rate option (Prime Rate, LIBOR Rate or fixed) to be used in the conversion election."

         3. Section 30.l of the Loan Agreement is hereby deleted in its entirety and in lieu thereof shall read as follows:

                  "l.      Capital Expenditures. Make capital expenditures
         (including capitalized leases) during fiscal year 2001 and during each fiscal year thereafter exceeding, in the aggregate, $11,000,000.00 per fiscal year."

         4. Section 30.c. of the Loan Agreement is hereby deleted in its entirety and in lieu thereof shall read as follows:


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                  "c.      Stock Transactions. Redeem or agree to redeem any
         stock, subordinated debt, warrants, or debt securities convertible into stock; provided that, Borrower may (i) make an early redemption(s) of its outstanding convertible debentures up to $1,875,000.00 prior to June 1, 2002; and (ii) buy back up to a maximum of $2,000,000.00 of Borrower's currently issued and outstanding common stock."

         5. Section 31.c. is hereby deleted in its entirety and in lieu thereof shall read as follows:

                  "c.      Senior Funded Debt to EBITDA Ratio. Borrower shall
         maintain a Senior Funded Debt to EBITDA Ratio ("SDCR") of less than or equal to 2.75 to 1.00 at all times."

         6. Section 31.e. is hereby deleted in its entirety and in lieu thereof shall read as follows:

                  "e.      Fixed Charge Coverage Ratio. The Fixed Charge
         Coverage Ratio measured at the end of each fiscal quarter computed on a rolling four quarters basis shall be at least 1.25 to 1.00. For purposes hereof, the Fixed Charge Coverage Ratio is defined as: (net income plus depreciation and amortization plus interest expense plus rent expense minus dividends and distributions paid) divided by (interest expense plus rent expense plus current maturities of long term debt (as further described below) plus current maturities of capital leases). For purposes hereof, (i) with respect to Borrower's outstanding convertible debentures, this portion of Borrower's current maturities of long term debt shall be limited to Borrower's required $1,875,000.00 redemption for fiscal year 2002; and (ii) current maturities of long term debt shall not include any amounts outstanding under the Line of Credit Loan)."

         7. Borrower shall pay all costs incidental to this Third Amendment, including, but not limited to, the fees and expenses of Lender's counsel.

         8. Borrower warrants and represents that (a) the Loan Documents are valid, binding and enforceable against the Borrower according to their terms; (b) all warranties and representations made by Borrower in the Loan Documents are hereby again warranted and represented to be true as of the date hereof, except with regard to matters expressed only as of a specific time or which have been supplemented or superseded by disclosures to Lender in writing and (c) no default presently exists under the Loan Documents. Borrower further acknowledges that Borrower's obligations evidenced by the Loan Documents are not subject to any counterclaim, defense or right of set-off and Borrower does hereby release Lender from any claim, known or unknown, that Borrower may have against Lender as of the execution of this Third Amendment.


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         9.       As amended hereby, the Loan Agreement remains in full effect, and all agreements among the parties with respect to the subject hereof are represented fully in this Third Amendment and the other written documents among the parties. The provisions of the Loan Agreement regarding the arbitration of disputes and other general matters also govern this Third Amendment. The validity, construction and enforcement hereof shall be determined according to the substantive laws of the State of Tennessee.

         IN WITNESS WHEREOF, the parties have executed this document through authorized agents on the day and date first above written.

                            BANK OF AMERICA, N.A., SUCCESSOR TO
                            NATIONSBANK, N.A., SUCCESSOR TO
                            NATIONSBANK OF TENNESSEE, N.A.


                            By:             /s/ William H. Diehl
                                   ---------------------------------------------

                            Title:          Senior Vice President
                                   ---------------------------------------------

                            J. ALEXANDER'S CORPORATION
                            (f/k/a VOLUNTEER CAPITAL CORPORATION)


                            By:             /s/ R. Gregory Lewis
                                   ---------------------------------------------

                            Title: Vice President and Chief Financial Officer
                                   ---------------------------------------------

                            J. ALEXANDER'S RESTAURANTS, INC.
                            (f/k/a TOTAL QUALITY MANAGEMENT, INC.)


                            By:             /s/ R. Gregory Lewis
                                   ---------------------------------------------

                            Title:          Vice President - Finance
                                   ---------------------------------------------


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